BLACKROCK FUNDS II

BlackRock Dynamic High Income Portfolio

BlackRock Multi-Asset Income Portfolio

(each a “Fund”)

Supplement dated June 12, 2018

to the Summary Prospectuses, Prospectuses and

Statement of Additional Information for each Fund,

each dated November 28, 2017, as supplemented to date

Effective July 1, 2018, the sub-advisory agreement between BlackRock Advisors, LLC (“BlackRock”) and BlackRock International Limited (“BIL”) with respect to each Fund will expire. BlackRock will remain as the investment adviser to each Fund and will provide investment advisory services to each Fund pursuant to the applicable investment advisory agreement currently in effect with BlackRock. To the extent a Fund has other sub-advisory arrangements in place, they will not be impacted by this change. The same portfolio management teams will continue to manage the Funds and there will be no change in the advisory fee rates payable by the Funds to BlackRock as a result of the expiration of the sub-advisory agreements.

Accordingly, effective July 1, 2018, references in each Fund’s summary prospectuses, prospectuses and Statement of Additional Information to BIL currently serving as a sub-adviser to the Fund are hereby deleted. For information about the investment advisory arrangements for each Fund and BlackRock, see “Management of the Fund — BlackRock” in the Fund’s prospectus.

Shareholders should retain this Supplement for future reference.

PR2SAI-DHMAI-0618SUP